ROWAN COMPANIES, INC. OFFSHORE RIG FLEET AND CONTRACT STATUS As of April 22, 2010

OFFSHORE RIGS						Contract Status
	LeTourneau	Depth (feet)		Year in			Day Rate	Estimated
Name	Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)
Cantilever Jack-up Rigs:
Rowan EXL #4	S116-E	350	35,000	2012	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected in Q1 2012.
Joe Douglas	240-C	400	35,000	2011	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected in Q3 2011.
Rowan EXL #3	S116-E	350	35,000	2010	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected in Q4 2010.
Rowan EXL #2	S116-E	350	35,000	2010	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected in Q3 2010.
Rowan EXL #1	S116-E	350	35,000	2010	TBD	TBD	TBD	TBD	Rig is currently under construction with delivery expected in Q2 2010.
					Gulf of Mexico	McMoRan	Mid 70s	August 2010	Rig is estimated to commence operations in May 2010 upon delivery from the shipyard.
							Low 140s	June 2011
Ralph Coffman	240-C	400	35,000	2009	Gulf of Mexico	McMoRan	Low 180s	October 2010
J.P. Bussell	225-C	300	35,000	2008	Egypt	Shell	Low 180s	May 2011
Rowan-Mississippi	240-C	375	35,000	2008	Gulf of Mexico	McMoRan	Low 180s	November 2010
Hank Boswell	225-C	300	35,000	2006	Middle East	Saudi Aramco	Low 190s	March 2011
Bob Keller	225-C	300	35,000	2005	Middle East	Saudi Aramco	Low 180s	May 2011
Scooter Yeargain	225-C	300	35,000	2004	Middle East	Saudi Aramco	Low 190s	March 2011
Bob Palmer	224-C	550	35,000	2003	Gulf of Mexico	El Paso	Low 100s	July 2010
						Apache	Low 110s	October 2010
Rowan Gorilla VII	219-C	400	35,000	2002	West Africa	Cabinda	Low 330s	July 2010
						Apache	Low 180s	February 2012	Rig is expected to mobilize to the North Sea during early Q3 2010 and commence operations end of Q3 2010.
Rowan Gorilla VI	219-C	400	35,000	2000	North Sea	BG	High 390s	July 2010
						Low 300s (NOR)		July 2011	BG extended the contract for another 12 months and has the option of operating the rig in Norway at a day
						Low 200s (UK)			rate in the low $300s or in the UK at a day rate in the low $200s. Day rates exclude amortization of
									contract mobilization/modification revenues.
Rowan Gorilla V	219-C	400	35,000	1998	North Sea	Total	Low 180s	April 2010
						Total	Low 150s	May 2010	Rig will be in the shipyard for about 30 days commencing late April for modifications
									for which the customer will pay a lump-sum fee to include the noted rate for 25 days.
							Low 160s	May 2011	Day rate includes estimated amortization of lump-sum fee for modifications.
Rowan Gorilla IV	200-C	450	35,000	1986	Mexico	PEMEX	High 120s	July 2011	The day rate reprices every three months based on an index of jack-up rates. The day rate reflects rig's
									repricing in late January 2010.
Rowan Gorilla III	200-C	450	30,000	1984	Eastern Canada	EnCana	Mid 280s	September 2010
Rowan Gorilla II	200-C	450	30,000	1984	Gulf of Mexico	undisclosed	Low 190s	August 2010	In connection with the listed Rowan-Louisiana and Rowan-Alaska contracts, the Company agreed to
									reduce the term of the Gorilla II contract day-for-day.
Rowan-California	116-C	300	30,000	1983	Middle East	Wintershall	Mid 70s	June 2011	Rig is contracted for two wells estimated to commence in June 2010. Rig was in the shipyard during the
									month of March 2010 and is currently undergoing upgrades for Wintershall work.
Cecil Provine	116-C	300	30,000	1982	Gulf of Mexico	Apache	Low 60s	May 2010
Gilbert Rowe	116-C	350	30,000	1981	Middle East	Maersk	Mid 70s	March 2011	One-year extension at indicated rate from early March 2010.
Arch Rowan	116-C	350	30,000	1981	Middle East	Available			Rig is currently in the shipyard for general maintenance and was in the shipyard during the month of March
									2010 for the same.
Charles Rowan	116-C	350	30,000	1981	Middle East	Available			Rig is currently in the shipyard for general maintenance and was in the shipyard during the month of March
									2010 for the same.
Rowan-Paris	116-C	350	30,000	1980	Middle East	Maersk	Mid 70s	March 2011	One-year extension at indicated rate from early March 2010.
Rowan-Middletown	116-C	350	30,000	1980	Middle East	Available			Rig is currently in the shipyard for general maintenance and was in the shipyard during the month of March
									2010 for the same.
Conventional Jack-up Rigs:
Rowan-Juneau	116	250	30,000	1977	Gulf of Mexico	Available			Rig was idle during the month of March 2010.
Rowan-Alaska	84	350	30,000	1975	Gulf of Mexico	undisclosed	Low 190s	May 2010
Rowan-Louisiana	84	350	30,000	1975	Gulf of Mexico	Helix	Mid 50s	June 2010	Rig was idle for 5 days during the month of March 2010.
						McMoRan	Mid 50s	December 2010

Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design.
225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Rowan EXL is an enhanced version of the Super 116E class.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.
Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.

THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Revisions to Fleet Status Report Noted in Bold